Q3 2022 Earnings Presentation NOVEMBER 14 , 2022

Cautionary Statements And Risk Factors That May Affect Future Results 2 The following presentation for Altus Power, Inc. (“Altus Power” or the “Company”) has been prepared by Altus Power’s management. You should read the presentation together with our condensed consolidated financial statements and related notes appearing in our 2021 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 24, 2022 (the “2021 Annual Report on Form 10-K”) and subsequent Quarterly Reports on Form 10-Q. Any references in this section to “we,” “our” or “us” shall mean Altus Power. In addition to historical information, this presentation contains statements that are considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements do not convey historical information but relate to predicted or potential future events and financial results, such as statements of our plans, strategies and intentions, or our future performance or goals that are based upon management's current expectations. Our forward- looking statements can often be identified by the use of forward-looking terminology such as “aims,” "believes," "expects," "intends," "may," “could,” "will," "should," "plans," “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology. Investors and prospective investors are cautioned that such forward- looking statements are only projections based on current estimations. These statements involve risks and uncertainties and are based upon various assumptions. Such risks and uncertainties include, but are not limited to, the risks as described in the "Risk Factors" in our 2021 Annual Report on Form 10-K These risks and uncertainties, among others, could cause our actual future results to differ materially from those described in our forward-looking statements or from our prior results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks to circumstances only as of the date on which it is made. We are not obligated to update these forward-looking statements, even though our situation may change in the future. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met; (2) failure to obtain required consents or regulatory approvals in a timely manner or otherwise; (3) the ability of Altus Power to successfully integrate the acquisition of solar assets into its business and generate profit from their operations; (4) the ability of Altus Power to retain customers and maintain and expand relationships with business partners, suppliers and customers; (5) the risk of litigation and/or regulatory actions related to the proposed acquisition of solar assets; (6) the possibility that Altus Power may be adversely affected by other economic, business, regulatory and/or competitive factors; and (7) the impact of COVID-19, inflationary pressures, and supply chain issues on Altus Power’s business. The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“Non-GAAP Financial Measures”). A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles (“GAAP”), as required by Regulation G, appears in the presentation. The Company is providing disclosure of the reconciliation of reported Non-GAAP Financial Measures used in the presentation, among other places, to its comparable financial measures on a GAAP basis. The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view our operations, when considered with both our GAAP results and the reconciliation to net income and net cash provided by operating activities, which we believe provide a more complete understanding of our business than could be obtained absent this disclosure. We believe the Non-GAAP Financial Measures also provide investors a useful tool to assess shareholder value. The information contained in the presentation is summary information that is intended to be considered in the context of the Company's Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. This presentation is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Altus Power’s Competitive Moat 3 1”Profitability” refers to positive adjusted EBITDA and adjusted EBITDA margins. Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures.

Sources of Debt Financing Available to Altus Power I. Securitization Market – Investment Grade Term Loan syndicated by Blackstone ➢ 3.51% Fixed Rate on ~$500mm currently ➢ Incremental borrowings at competitive spreads compared to prevailing US 10yr yield II. Bank Loan Market ➢ Construction loan facility led by Fifth Third Bank, with option to term out ➢ Access to syndicated term loans III. Revolving Credit Facility ➢ Obtained commitments for up to $200 million of 5-year facility at competitive rates1 Altus Power’s Access to Capital is a Competitive Advantage 1 These bank commitments are subject to definitive documentation and there is no guarantee as to when or if the definitive agreements will be completed and closed 4

~100 Megawatts of Asset Additions Since Second Quarter Call ❑ ~88 megawatt portfolio from D.E. Shaw Renewable Investments (DESRI) ❑ ~9 megawatt portfolio of New Jersey projects from local developer 5 ALL ASSETS CONSISTENT WITH ALTUS POWER’S BUSINESS MODEL ✓ Commercial-scale projects from ~1-20 megawatts in size ✓ Long-term contracted with predominantly investment-grade counterparties ✓ Portfolio expansion to 22 states with inclusion of Arizona, Nevada, Pennsylvania and Indiana ✓ Expected profitability consistent with current expectations for mid-fifty percent adjusted EBITDA margin1 1Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Tables in Appendix for a reconciliation to the most directly comparable GAAP measures

Operating Across 18 States as of September 30, 2022 (377 MWs)1 6 State MWs % New Jersey 100 27% Massachusetts 95 25% Minnesota 56 15% California 34 9% Hawaii 23 6% New York 13 3% Maryland 10 3% Vermont 8 3% Connecticut 7 2% All other 31 8% Total 377 100% Largest States of Operation Fixed Fixed w/Escalator Variable 56% 27% 17% Contract Breakdown (MWs)1 1 Percentages shown are approximations as of September 30, 2022 Project Map Across the US Includes approximately 40 MWs of Community Solar off-take

Our Pipeline of Projects1 Projects Under Development 7 Over 1 Gigawatt of Actionable Pipeline In Closing In Negotiation Initial Engagement 33% (vs 61% Q2) 42% (vs 20% Q2) Removes 97 MWs of acquisitions now completed In Construction / Pre-Construction In Contract / Negotiation Customer Engagement 23% (vs 23% Q2) 41% (vs 36% Q2) 36% (vs 41% Q2) 1 A portion of these acquisitions are subject to due diligence and the execution of definitive agreements and there is no guarantee as to when or if the prospective acquisitions in our pipeline will be realized or make a positive contribution to our operating results Over 500 MW Over 500 MW 25% (vs 19% Q2) Potential Operating Acquisitions1

Potential Future Opportunities Feeding Our Development Pipeline

CBRE

Facilitating introductions to its client list including over 90% of the Fortune 100

Trammell Crow Company

~$20B buildings-in-construction with another ~$14B building sites in pipeline[1]

CBRE Investment Management

200 million sq. ft. across 600 industrial assets globally, with enhanced focus on solar and storage as part of sustainability initiative[2]

Blackstone

Owner of over 1.4 billion square feet of commercial real estate globally[3]

LINK

Constructing 35 MWs of solar on Link NJ portfolio, and mining for additional projects across 3,700 logistics properties, in excess of 550 million square feet[3] across the U.S.

ALTUS POWER RENEWABLE ENERGY

Existing Channel Partners & Repeat Customers

Incredibly Robust Stream of Opportunities with Minimal Customer Acquisition Costs

All Supporting our Development Pipeline



[1] As of September 30th 2022, (https://www.trammellcrow.com/en/about/corporate-information)

[2] https://www.cbreim.com/press-releases/cbreim-to-enhance-focus-on-solar-battery-storage-in-sustainability-initiative-in-logistics-portfolio/

[3] Blackstone and Link Logistics figures as of Q3, 2022 reporting period

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Track Record of Growth 9 $9.5 $11.4 $13.1 $11.3$12.5 $17.6 $20.1 $21.6 $19.2 $24.8 $30.4 Q1 Q2 Q3 Q4 Operating Revenue by Quarter3 FY 2020 FY 2021 FY 2022 $5.6 $6.8 $7.6 $5.6$6.3 $10.2 $11.7 $12.9 $8.8 $13.9 $19.4 Q1 Q2 Q3 Q4 Adjusted EBITDA by Quarter3 FY 2020 FY 2021 FY 2022 1 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. Please see Financial Statements in the Appendix for a reconciliation to the most directly comparable GAAP measures 2 Conversion from megawatt hours according to EPA AVERT Calculator (https://www.epa.gov/energy/greenhouse-gases-equivalencies-calculator-calculations-and-references) 3 Trendline provided for illustrative purposes only. It is not intended to predict growth in either operating revenue or Adjusted EBITDA in the future and should not be relied upon to make investment decisions. Third Quarter Environmental Highlights • ~139,000 MWh Carbon-Free Generation • Almost 100,000 MT of CO2 Equivalents avoided2 ✓ Over 300,000 MT CO2 Equivalents avoided over LTM ✓ Equivalent to over 30 million gallons of gasoline consumed Third Quarter Financial Highlights • $30.4 Million Revenues • 19.4 Million Adjusted EBITDA1 • 64% Adjusted EBITDA Margin1 ✓ Track record of growth driven by long-term contracted revenues

Appendix

Altus Power's Ownership

Public Float Expansion

Ownership of AMPS Class A Common Stock[1]


Public Shareholders
31%
Blackstone
13%
CBRE
16%
Altus Power Management/ Board
40%

Public Float increased by ~26%:

- 8.05 million secondary share placement by Blackstone on September 30, 2022, resulting in no dilution to existing investors
- Warrant exchanges and redemption added ~ 2.6 million additional shares to float
- Potential for expanded investor pool to include those with liquidity limitations
- Many index weightings are float-adjusted, which is expected to create demand for shares upon reweighting

[1] Percentages reflect only Class A share ownership, after effect of completed warrant exchange and Blackstone secondary offering. Does not include any conversion of Class B shares.

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The Inflation Reduction Act (IRA) Advantages for New Contracts ▪ 10 Years of Federal government support with unprecedented tax credit visibility ▪ Solar Investment Tax Credit (ITC) increased to 30% from 26% with ten-year extension ▪ 30% Battery Storage ITC now available for stand-alone projects ▪ 10% ITC adder available for domestic content starting 2023 ▪ 20% ITC adder available for community solar assets serving over fifty percent low-to-moderate income (LMI) customers ▪ ITC extended to include interconnection costs for projects <5 MW ✓ Significant increase in ITC from 26% up to between 30-60% of solar project cost ✓ ITC now applies directly to energy storage, offering renewed opportunity for battery adoption across new and existing customers ✓ Manufacturing incentives potentially foster a lower-cost domestic supply of solar equipment IRA Direct Benefits Anticipated Impact to Altus Power Increased ITC helps offset impact of cost inflation, enhancing our advantage compared to rising utility power 12

Comparison of Megawatt-Hours Produced (‘22 Actuals vs. 21’) 13 A Growing Asset Base 63 109 115 73 1Q21 2Q21 3Q21 4Q21 Gigawatt-Hours 86 137 139 1Q22 2Q22 3Q22 4Q22 Gigawatt-Hours

How Altus Power Turns Clean Electricity Into Revenue How We Deliver Energy to Our Customers 14 Power Purchase Agreement (PPA) Net Metering Credit Agreement (NMCA) Renewable Energy Certificates (RECs) • Project sited behind-the-meter, usually on tenant rooftop or on carport • Altus Power measures kWh delivered • Altus Power bills at contract rate (fixed or variable). • Project sited anywhere within local utility territory • Utility measures kWh delivered, credits Altus Power’s customer bill • Altus Power bills customer at contract rate (generally variable) • Project sited either on rooftop or remotely within utility territory • Altus Power’s rate to customer subsidized by state- sponsored REC value • Altus Power bills customer at contract rate, and also monetizes REC with local utility or other counterparty

Origination – Project Timeline to Completion1 15 Historical Timeline 12-15 months Current Timeline Extension 3-6 months Altus Power’s Self-Developed/Construction Channel Partner Fully Developed/Construction 1 All references to timelines refer to time between terms agreed until commercial operations and is based on our historical business operations. There is no guarantee that projects developed in the future will follow the same timeline as our historical operations Historical Timeline 6-9 months Current Timeline Extension 3-6 months Extended Project Timelines Remain Unchanged

Non-GAAP Reconciliation 161 Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures Adjusted EBITDA1 Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 (in thousands) (in thousands) Reconciliation of Net income (loss) to Adjusted EBITDA: Net income (loss) $ (96,628) $ (1,291) $ (14,919) $ (1,468) Income tax expense 1,964 (2,552) 2,548 (1,497) Interest expense, net 5,657 5,223 15,768 13,962 Depreciation, amortization and accretion expense 7,134 5,309 20,819 14,167 Stock-based compensation 2,708 34 6,670 111 Acquisition and entity formation costs 237 954 583 1,186 Loss (gain) on fair value remeasurement of contingent consideration 825 (350) (146) (2,400) Gain on disposal of property, plant and equipment (2,222) — (2,222) — Change in fair value of redeemable warrant liability 29,564 — 6,447 — Change in fair value of alignment shares liability 72,418 — 9,367 — Loss on extinguishment of debt — 3,245 — 3,245 Other income, net (2,267) 1,087 (2,860) 838 Adjusted EBITDA $ 19,390 $ 11,659 $ 42,055 $ 28,144 Adjusted EBITDA Margin1 Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 (in thousands) (in thousands) Reconciliation of Adjusted EBITDA margin: Adjusted EBITDA $ 19,390 $ 11,659 $ 42,055 $ 28,144 Operating revenues, net 30,438 20,138 74,399 50,222 Adjusted EBITDA margin 64% 58% 57% 56%

Balance Sheet 17 Condensed Consolidated Balance Sheet (In thousands, except share and per share data) As of September 30, 2022 As of December 31, 2021 Assets Current assets: Cash and cash equivalents $ 290,894 $ 325,983 Current portion of restricted cash 2,477 2,544 Accounts receivable, net 15,725 9,218 Other current assets 6,406 6,659 Total current assets 315,502 344,404 Restricted cash, noncurrent portion 4,018 1,794 Property, plant and equipment, net 788,132 745,711 Intangible assets, net 19,571 16,702 Other assets 3,107 4,638 Total assets $ 1,130,330 $ 1,113,249 Liabilities, redeemable noncontrolling interests, and stockholders' equity Current liabilities: Accounts payable $ 2,382 $ 3,591 Interest payable 4,459 4,494 Current portion of long-term debt 17,321 21,143 Due to related parties 47 — Other current liabilities 8,455 3,663 Total current liabilities 32,664 32,891 Redeemable warrant liability 12,715 49,933 Alignment shares liability 136,826 127,474 Long-term debt, net of unamortized debt issuance costs and current portion 527,709 524,837 Intangible liabilities, net 12,532 13,758 Asset retirement obligations 7,933 7,628 Deferred tax liabilities, net 11,973 9,603 Other long-term liabilities 8,316 5,587 Total liabilities $ 750,668 $ 771,711 Commitments and contingent liabilities Redeemable noncontrolling interests 18,444 15,527 Stockholders' equity Common stock $0.0001 par value; 988,591,250 shares authorized as of September 30, 2022, and December 31, 2021; 157,696,550 and 153,648,830 shares issued and outstanding as of September 30, 2022, and December 31, 2021, respectively 16 15 Preferred stock $0.0001 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of September 30, 2022, and December 31, 2021 — — Additional paid-in capital 455,869 406,259 Accumulated deficit (113,802) (101,356) Total stockholders' equity $ 342,083 $ 304,918 Noncontrolling interests 19,135 21,093 Total equity $ 361,218 $ 326,011 Total liabilities, redeemable noncontrolling interests, and stockholders' equity $ 1,130,330 $ 1,113,249

Statement of Operations 18 Condensed Consolidated Income Statement (In thousands, except share and per share data) Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Operating revenues, net $ 30,438 $ 20,138 $ 74,399 $ 50,222 Operating expenses Cost of operations (exclusive of depreciation and amortization shown separately below) 4,488 3,849 12,842 10,005 General and administrative 6,560 4,630 19,502 12,073 Depreciation, amortization and accretion expense 7,134 5,309 20,819 14,167 Acquisition and entity formation costs 237 954 583 1,186 Loss (gain) on fair value remeasurement of contingent consideration 825 (350) (146) (2,400) Gain on disposal of property, plant, and equipment (2,222) — (2,222) — Stock-based compensation 2,708 34 6,670 111 Total operating expenses $ 19,730 $ 14,426 $ 58,048 $ 35,142 Operating income 10,708 5,712 16,351 15,080 Other (income) expense Change in fair value of redeemable warrant liability 29,564 — 6,447 — Change in fair value of alignment shares liability 72,418 — 9,367 — Other (income) expense, net (2,267) 1,087 (2,860) 838 Interest expense, net 5,657 5,223 15,768 13,962 Loss on extinguishment of debt — 3,245 — 3,245 Total other expense $ 105,372 $ 9,555 $ 28,722 $ 18,045 Loss before income tax benefit $ (94,664) $ (3,843) $ (12,371) $ (2,965) Income tax (expense) benefit (1,964) 2,552 (2,548) 1,497 Net Loss $ (96,628) $ (1,291) $ (14,919) $ (1,468) Net income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests 352 (236) (2,473) (186) Net loss attributable to Altus Power, Inc. $ (96,980) $ (1,055) $ (12,446) $ (1,282) Net loss per share attributable to common stockholders Basic $ (0.63) $ (0.01) $ (0.08) $ (0.01) Diluted $ (0.63) $ (0.01) $ (0.08) $ (0.01) Weighted average shares used to compute net loss per share attributable to common stockholders Basic 154,455,228 88,741,089 153,482,503 88,741,089 Diluted 154,455,228 88,741,089 153,482,503 88,741,089

Non-GAAP Definitions 19 Adjusted EBITDA is a non-GAAP financial measure and is defined as net income (loss) plus net interest expense, depreciation, amortization and accretion expense, income tax expense, acquisition and entity formation costs, non-cash compensation expense, and excluding the effect of certain non-recurring items we do not consider to be indicative of our ongoing operating performance such as, but not limited to, gain on fair value remeasurement of contingent consideration, gain on disposal of property, plant and equipment, change in fair value of redeemable warrant liability, change in fair value of alignment shares, loss on extinguishment of debt, and other miscellaneous items of other income and expenses. Adjusted EBITDA margin is a non-GAAP financial measure and is defined as Adjusted EBITDA divided by operating revenues. Adjusted EBITDA and adjusted EBITDA margin are non-GAAP financial measures that we use to measure out performance. We believe that investors and analysts also use adjusted EBITDA in evaluating our operating performance. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance. The GAAP measure most directly comparable to adjusted EBITDA is net income and to adjusted EBITDA margin is net income over operating revenues. The presentation of adjusted EBITDA and adjusted EBITDA margin should not be construed to suggest that our future results will be unaffected by non-cash or non-recurring items. In addition, our calculation of adjusted EBITDA and adjusted EBITDA margin are not necessarily comparable to adjusted EBITDA as calculated by other companies and investors and analysts should read carefully the components of our calculations of these non-GAAP financial measures. We believe adjusted EBITDA is useful to management, investors and analysts in providing a measure of core financial performance adjusted to allow for comparisons of results of operations across reporting periods on a consistent basis. These adjustments are intended to exclude items that are not indicative of the ongoing operating performance of the business. Adjusted EBITDA is also used by our management for internal planning purposes, including our consolidated operating budget, and by our board of directors in setting performance-based compensation targets. Adjusted EBITDA should not be considered an alternative to but viewed in conjunction with GAAP results, as we believe it provides a more complete understanding of ongoing business performance and trends than GAAP measures alone. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Altus Power does not provide GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty and without unreasonable effort, items such as acquisition and entity formation costs, gain on fair value remeasurement of contingent consideration, change in fair value of redeemable warrant liability, change in fair value of alignment shares. These items are uncertain, depend on various factors, and could be material to Altus Power’s results computed in accordance with GAAP.